SEALED AIR CORPORATION
Earnings Conference Call Supplement
Second Quarter 2013
(Unaudited Results)
August 2, 2013
Jerome A. Peribere – President & Chief Executive Officer
Carol P. Lowe – Senior Vice President & Chief Financial Officer
Exhibit 99.2

Safe Harbor and Regulation G Statement
• This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995. Forward-looking statements can be identified by such words as “anticipates,” “believes,”
“plan,” “assumes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans to,” “will” and similar expressions.
Examples of these forward-looking statements include 2013 financial expectations and assumptions associated with our restructuring programs, availability and pricing of raw materials, success of our growth programs, economic conditions, and the success of pricing actions. These statements reflect our beliefs and expectations as to future events and trends affecting our business, our consolidated financial position and our results of operations.
A variety of factors may cause actual results to differ materially from these expectations, including general domestic and international economic and political conditions affecting packaging utilization; changes in our raw material and energy costs; credit ratings; competitive conditions and contract terms; currency translation and devaluation effects, including Venezuela; the success of our financial growth, profitability and manufacturing strategies and our cost reduction and productivity efforts; the effects of animal and food-related health issues;
pandemics; environmental matters; regulatory actions and legal matters; and the successful integration of
Diversey. For more extensive information, see “Risk Factors” and “Cautionary Notice Regarding Forward-Looking
Statements,” which appear in our most recent Annual Report on Form 10-K, as filed with the Securities and
Exchange Commission, and as revised and updated by our Quarterly Reports on Form 10-Q and Current Reports
on Form 8-K. While we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events, or otherwise.
• Our management uses non-U.S. GAAP financial measures to evaluate the Company’s performance, which exclude items we consider unusual or special items. We believe the use of such financial measures and information may be useful to investors. We believe that the use of non-U.S. GAAP measures helps investors to gain a better understanding of core operating results and future prospects, consistent with how management measures and forecasts the Company's performance, especially when comparing such results to previous periods or forecasts. For important information on our use of non-U.S. GAAP financial measures and information, including reconciliations of such non-U.S. GAAP financial measures and information to comparable U.S. GAAP measures and information, please refer to the financial tables and information provided in our earnings release.

2 2
Key Takeaways
Second Quarter 2013
Q2 Performance Summary
• Sales $2.0B
- Up 1.9% as reported
- Up 3.2% constant currency
- Volume increased 2.4%
- Price/mix favorable 0.8%
• Adj. EBITDA: $276.3M, 14.1% of sales
• Adj. EPS $0.35; Reported EPS of $0.26
Excluding SARs
expense:
• Q2 2013 Adj. EBITDA: $276.4M, 14.1% of sales
• Q2 2012 Adj. EBITDA: $218.4M, 11.3% of sales
• Q2 2013 Adj. EPS: $0.35
• Q2 2012 Adj. EPS: $0.13
• All divisions reported top line growth despite
global economic challenges
• Strong growth in AMAT & Latin America,
modest growth in NA; offset by continued
weakness in Europe and Japan/ANZ
• F&B and I&L delivered EBITDA margin
expansion
• Seeing benefits from pricing initiatives, cost
synergies & operating efficiency improvements
• Core Tax Rate of 23.8%
Reported U.S. GAAP Measures
Q2-13 Net Sales: $1.96B; Operating Profit: $169M; Net Income: $56M
Q2-12 Net Sales: $1.92B; Operating Profit: $108M; Net Loss: $21M
Q2-13 Effective tax rate: 25.1%
Please see Sealed Air’s August 2, 2013 earnings press release for important information about the use of non-
U.S. GAAP financial measures, including applicable reconciliations to U.S. GAAP financial measures.  All numbers reflect continuing operations, excluding the impact of the sale of Diversey Japan.

Regional Sales Performance
Second Quarter 2013
Latin
America
Reported: +7.6%
Organic: +11.7%
% of Sales: 10.6%
North
America
Reported: +2.1%
Organic: +2.3%
% of Sales: 39.6%
3
Japan/ANZ
Reported: -3.0%
Organic: -1.3%
% of Sales: 6.7%
Europe
Reported: -1.5%
Organic: -0.1%
% of Sales: 31.7%
AMAT
Reported: +9.4%
Organic: +10.8%
% of Sales: 11.4%
Please see Sealed Air’s August 2, 2013 earnings press release for important information about the use of non-
U.S. GAAP financial measures, including applicable reconciliations to U.S. GAAP financial measures.
* Organic sales refers to unit volume and price/mix performance and excludes the impact of currency translation

923
176
747
947
178
769
Q2 2012
Q2 2013

Sealed Air

Food and Beverage: Achieved Sales and Adj. EBITDA Growth
• Q2 Net Sales: +2.6%; organic growth: +3.9%
• Volume increased 2.5%; Price/mix favorable 1.4%
• Food Packaging organic sales increased 4.0%
• Hygiene organic sales increased 3.4%
• Q2 Adj. EBITDA Margin: 14.7%
• Adjusted EBITDA growth of 24.2%
• Excluding impact of SARs, growth of 26.9%
• Key drivers: manufacturing efficiencies, cost
synergies and favorable product mix
• Q2 Volume Trends by region vs. PY
• North America: +1.4%   • AMAT: +16.3%
• Europe: -1.0% • JANZ: -0.5%
• Latin America: +8.1%
Net Sales ($M)
Please see Sealed Air’s August 2, 2013 earnings press release for important information about the use of non-
U.S. GAAP financial measures, including applicable reconciliations to U.S. GAAP financial measures.
Hygiene
Packaging
Solutions
14.2%
Reported U.S. GAAP Measures:
Q2-13 F&B Operating Profit: $103.7M
Q2-12 F&B Operating Profit: $69.8M
Adjusted EBITDA ($M)
+8
Cost
Synergies
Q2
2013
139
SARs SG&A/
Other*
+10
+2
-2
Mix &
Price/Cost
Spread
Q2
2012
112
Volume
+9
* Other includes: Q2 2012 unfavorable Argentina labor settlement and facility closures, consolidations & start-up costs
Largest growth
drivers:
Fresh red meat and
equipment sales, particularly in Latin America;
customer acceptance of new products and solutions
Challenges:
European macro economy; Beef
volume in North America and Europe
•
•

Institutional and Laundry: Achieved Sales and Adj. EBITDA Growth
• Q2 Net Sales: +1.7%; +3.0% organic growth
• Volume & Price both increased 1.5%
• Double-digit organic sales growth in LA & AMAT
• NA organic sales increased 2.5%
• Europe organic sales declined 1.2%
• Q2 Adj. EBITDA Margin: 12.4%
• Adjusted EBITDA growth of 16.6%
• Excluding impact of SARs, growth of 31.4%
• Key drivers: Volume growth, cost containment &
cost synergies
• Q2 Volume Trends by region vs. PY
• North America: +0.5% • AMAT: +8.3%
• Europe: -1.7% • ANZ: +1.3%
• Latin America: +7.4%
• Largest Growth Drivers:
New customer wins &
account penetration in LA & AMAT; gaining traction in
U.S. with TASKI® floorcare machine launch & new
customers wins
• Challenges:
Exposure to European macro economy
Reported U.S. GAAP Measures:
Q2-13 I&L Operating Profit:  $37.2M
Q2-12 I&L Operating Profit: $20.9M
Net Sales ($M)
Adjusted EBITDA ($M)
-1
SARs
-7
Mix &
Price/Cost
Spread
+5
Volume
+4
+9
Q2
2012
61
Cost
Synergies
Q2
2013
71
SG&A/
Other
Please see Sealed Air’s August 2, 2013 earnings press release for important information about the use of non-
U.S. GAAP financial measures, including applicable reconciliations to U.S. GAAP financial measures.

Protective Packaging: Volume Increased, Price/Mix Unfavorable
• Q2 Net Sales: +0.9%; +1.8% organic change
• Volume increased 3.8%; Price/mix unfavorable 2.0%
• NA organic sales increased 2.6%
• Europe organic sales declined 0.7%
• Q2 Adjusted EBITDA  Margin: 14.2%
• Adjusted EBITDA declined 2.1%
• Key drivers: Unfavorable product mix, global economy,
raw material costs
• Q2 Volume Trends by region v. PY
• North America: +3.5% • AMAT: +11.0%
• Europe: +2.2% • JANZ: +0.7%
• Latin America: +11.3%
• Largest growth
drivers:
E-commerce, retail,
packaging systems
• Challenges:
Global economic weakness, raw material
volatility
Reported U.S. GAAP Measures:
Q2-13 Protective Packaging Operating Profit: $44.0M
Q2-12 Protective Packaging Operating Profit: $46.7M
Net Sales ($M)
Adjusted EBITDA ($M)
Q2
2013
56
SG&A/
Other
-4
Mix &
Price/Cost
Spread
-4
Volume
+5
+2
Q2
2012
57
Cost
Synergies
Please see Sealed Air’s August 2, 2013 earnings press release for important information about the use of non-
U.S. GAAP financial measures, including applicable reconciliations to U.S. GAAP financial measures.
391
394
Q2 2012 Q2 2013

7 Q2 Net Sales Bridge ($ in millions) 1,962 Foreign Exchange -23 Price/Mix +15 Volume +46 1,925 +2.4% +0.8% -1.3% +1.9% Q2 2013 Net Sales Q2 2012 Net Sales

Q2 2012 Adj EBITDA
Volume
Mix & Price/Cost Spread
Cost Synergies
SARs
Foreign Exchange
SG&A/ Other *
Q2 2013 Adj EBITDA

Sealed Air

Q2 2013 Adjusted EBITDA Bridge

($ millions)
276
+21%
+17
-1
-9 +20
+4
+18
228
*
Other includes: Q2 2012 unfavorable Argentina labor settlement and facility closures, consolidations & start-up costs
Please see Sealed Air’s August 2, 2013 earnings press release for important information about the use of non-
U.S. GAAP financial measures, including applicable reconciliations to U.S. GAAP financial measures.

9 9
H1 2013 Free Cash Flow Improved $140 million
($ in millions)
Free Cash Flow Performance
Six Months Ended
June 30,
Free Cash Flow 2012 2013
U.S. GAAP Cash Flow from
Operating Activities
*
$      (62) $      63
Capital Expenditures (66) (51)
Free Cash Flow $    (128) $      12
H1 2012
H1 2013
Please see Sealed Air’s August 2, 2013 earnings press release for important information about the use of non-
U.S. GAAP financial measures, including applicable reconciliations to U.S. GAAP financial measures.
*Six months ended 2012 & 2013, net of restructuring & SARs payments of $63M
H1 2013 vs. H1 2012 Improvement
Higher net earnings
Lower Capital Expenditures
•
•
(128)
+12

Outlook for Full Year 2013
Management’s full year outlook includes:
•
•
•
•
– Includes estimated cash costs of $65 million for earnings quality improvement program and $70 million for the 2011-2014 Integration and Optimization Program
– Includes 2013 estimated capital expenditures of $160 million
– Includes higher SARs payments
– 2012 Free Cash Flow was $280 million and was net of $81 million of Integration and
Optimization cash payments, $125 million of capital expenditures and $24 million of
SARs payments
10
Adjusted EPS guidance excludes the impact of special items. It also excludes the payment of the W. R. Grace settlement, as the exact timing of the settlement is unknown.  Final payment of the W. R. Grace settlement is expected to be accretive to adjusted EPS by approximately
$0.13 annually following the payment date under the assumption of using a substantial portion of cash on hand for the payment and ceasing to accrue interest on the settlement amount.  Additionally, guidance excludes any non-operating gains or losses that may be recognized in
2013 due to currency fluctuations in Venezuela.
Please see Sealed Air’s August 2, 2013 earnings press release for important information about the use of non-
U.S. GAAP financial measures, including applicable reconciliations to U.S. GAAP financial measures.
Net Sales approximately $7.7 billion to $7.9 billion (No Change)
Adjusted EBITDA tracking toward high-end of previously given guidance of approximately $1.01 billion to $1.03 billion
Earnings Per Share tracking toward high-end of previously guidance of approximately
$1.10 to $1.20 per share
Free Cash Flow approximately $275 million to $325 million (No Change)

SEALED AIR CORPORATION
Earnings Conference Call
Second Quarter 2013
Please see Sealed Air’s August 2, 2013 earnings press release for important information  about the use of
non-U.S. GAAP financial measures, including applicable reconciliations to U.S. GAAP financial measures.

SEALED AIR CORPORATION
Earnings Conference Call
Second Quarter 2013
Please see Sealed Air’s August 2, 2013 earnings press release for important information  about the use of
non-U.S. GAAP financial measures, including applicable reconciliations to U.S. GAAP financial measures.

2Q 2013 Adjusted EPS Calculation

Reported U.S. GAAP Measures :
Q2 2013 Operating Income: $168.9M; Net Income $56.3M
(1) Comprised of $44M of property and equipment depreciation, $32M of amortization of Intangibles and $7M of share-based compensation
(2) Contributions to be made in Sealed Air common stock
Please see Sealed Air’s August 2, 2013 earnings press release for important information  about the use of
non-U.S. GAAP financial measures, including applicable reconciliations to U.S. GAAP financial measures.
Adjusted EBITDA $ 276.3
Depreciation and amortization
(1)
(82.6)
Write down of non-strategic assets, including D&A 4.8
Interest expense (89.7)
Non-cash profit sharing expense
(2)
(10.0)
Adjusted pre-tax earnings $ 98.8
Core taxes (23.8%) (23.5)
Adjusted net earnings $ 75.3
Diluted Shares 213.6
Adjusted EPS $    0.35

14 14
Liquidity & Net Debt
($ in millions)
Liquidity Position
1,546
Net Debt
Higher net debt as a result of:
•
•
•
Please see Sealed Air’s August 2, 2013 earnings press release for important information about the use of non-
U.S. GAAP financial measures, including applicable reconciliations to U.S. GAAP financial measures.
Seasonal inventory growth
Certain annual incentive compensation payments
Financing activities
640
700
206
June 2013
4,779
4,843
Dec 2012  June 2013
Cash & Cash Equivalents
Revolving Credit Facility
A/R Securitization